                                                                   EXHIBIT 10.18

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                             ADAYTUM SOFTWARE, INC.

                        WARRANT TO PURCHASE COMMON STOCK

                                                                   June 12, 2000

              ADAYTUM SOFTWARE, INC., a Delaware corporation (the "COMPANY"), for value received, hereby certifies that Andersen Consulting LLP, an Illinois partnership, or its registered assigns (the "HOLDER") is entitled to purchase from the Company 1,365,188 duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "ORIGINAL COMMON STOCK"), at an initial exercise price per share of $5.00 (the "INITIAL EXERCISE PRICE") at any time or from time to time after the date hereof and prior to 5:00 p.m., Minneapolis time, on June 12, 2007, all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used in this Warrant are defined in Section 13.

              This Warrant is the Warrant (the "WARRANT," such term to include any Warrant issued in substitution therefor) originally issued by the Company pursuant to that certain Warrant Issuance Agreement, dated as of June 8, 2000 (the "WARRANT ISSUANCE AGREEMENT"), between the Company and the Holder. This Warrant originally so issued evidences the rights to purchase an aggregate of 1,365,188 shares of Original Common Stock, subject to adjustment as provided herein. Notwithstanding the immediately preceding sentence, if
(i) the Series D Conversion Price is reduced pursuant to the proviso of
Section 7.12 of the Certificate of Designation, and (ii) immediately following such reduction, the sum of (x) the number of shares of Common Stock then issuable upon conversion of the shares of Series D Preferred Stock then owned by the Holder, PLUS (y) the number of shares of Common Stock then issuable upon exercise of this Warrant (such sum, the "UNADJUSTED FULLY DILUTED NUMBER"), is equal to an amount exceeding the Applicable Fully Diluted Number, then the number of shares of Original Common Stock subject to this Warrant shall be deemed to be automatically adjusted to be equal to (i) 1,365,188, MINUS (ii) 50.0% of the amount by which the Unadjusted Fully Diluted Number exceeds the Applicable Fully Diluted Number. If the number of shares of Original Common Stock is adjusted pursuant to the immediately preceding sentence, such number shall be subject to further adjustment as provided herein (including pursuant to the immediately preceding sentence and pursuant to Section 2).

         1.   EXERCISE OF WARRANT.

              1A.      MANNER OF EXERCISE. This Warrant may be exercised by
the Holder, in whole or in part, during normal business hours on any Business Day on or after June 12, 2005 (the "EXERCISE DATE"), subject to Section 1B, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by the Holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied, unless this Warrant is exercised in a Cashless Exercise pursuant to Section 1G, by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (i) the number of shares of Original Common Stock (without giving effect to any adjustment thereof pursuant to the provisions of Section 2) designated in such form of subscription by (ii) the Initial Exercise Price. The number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock which the Holder shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the Holder hereof pursuant to this Section 1A, by a fraction of which (a) the numerator is the Initial Exercise Price and (b) the denominator is the Exercise Price in effect on the date of such exercise. The "EXERCISE PRICE" shall initially be the Initial Exercise Price per share, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2.

              1B.      ACCELERATED EXERCISE. This Warrant is deemed vested in
all respects as of the Initial Date. This Warrant shall be exercisable, in whole or in part, upon the Exercise Date; PROVIDED, HOWEVER, that if different thresholds of License Revenue are paid to the Company or its affiliates before the Exercise Date, then portions of this Warrant shall become exercisable before such Exercise Date, all as described in this
Section 1B.

              (a) Effective from and after the first date that an aggregate of at least $5 million of License Revenue has been paid to the Company or its affiliates, the Holder may exercise a portion of this Warrant to acquire up to 273,038 shares of Original Common Stock, subject to adjustment as provided herein.

              (b) Effective from and after the first date that an aggregate of at least $10 million of License Revenue has been paid to the Company or its affiliates (calculated on a cumulative basis to include the $5 million of License Revenue referred to in subparagraph
         (a) above), the Holder may exercise a portion of this Warrant to acquire up to 546,075 shares of Original Common Stock (calculated on a cumulative basis to include the 273,038 shares of Original Common Stock referred to in subparagraph (a) above), subject to adjustment as provided herein.

              (c) Effective from and after the first date that an aggregate of at least $15 million of License Revenue has been paid to the Company or its affiliates (calculated on a cumulative basis to include the $10 million of License Revenue referred to in subparagraph
         (b) above), the Holder may exercise a portion of this Warrant to acquire up to 819,113 shares of Original Common Stock (calculated on a cumulative basis to include the 546,075 shares of Original Common Stock referred to in subparagraph (b) above), subject to adjustment as provided herein.

              (d) Effective from and after the first date that an aggregate of at least $25 million of License Revenue has been paid to the Company or its affiliates (calculated on a cumulative basis to include the $15 million of License Revenue referred to in subparagraph
         (c) above), the Holder may exercise a portion of this Warrant to acquire up to 1,092,150 shares of Original Common Stock (calculated on a cumulative basis to include the 819,113 shares of Original Common Stock referred to in subparagraph (c) above), subject to adjustment as provided herein.

              (e) Effective from and after the first date that an aggregate of at least $40 million of License Revenue has been paid to the Company or its affiliates (calculated on a cumulative basis to include the $25 million of License Revenue referred to in subparagraph
         (d) above), the Holder may exercise a portion of this Warrant to acquire up to 1,365,188 shares of Original Common Stock (calculated on a cumulative basis to include the 1,092,150 shares of Original Common Stock referred to in subparagraph (d) above), subject to adjustment as provided herein.

For the avoidance of doubt, even if no License Revenue is paid, this Warrant shall become exercisable on the Exercise Date.

              1C.      WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant
shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in
Section 1A, and at such time the person or persons in whose name or names any certificate or certificates for shares of Original Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1D shall be deemed to have become the Holder or holders of record thereof.

              1D.      DELIVERY OF STOCK CERTIFICATES, ETC. Promptly after
the exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event timely to facilitate the sale of such shares of Common Stock (or Other Securities) in such underwritten public offering), the Company at its expense will cause to be issued in the name of and delivered to the Holder or, subject to Section 8, as the Holder may direct,

              (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise, and

              (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, specifying on the face or faces thereof the number of shares of Common Stock equal to the number of such shares specified on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided in Section 1A.

              1E.      COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at
the time of or at any time after each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder all rights to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

              1F.      FRACTIONAL SHARES. No fractional shares shall be
issued upon the exercise of this Warrant and no payment or adjustment shall be made upon any exercise of this Warrant on account of any cash dividends (except as provided in Section 2B) on the Common Stock or Other Securities issued upon such conversion. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this Section 1F, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the Holder exercising this Warrant an amount in cash equal to the Market Price of such fractional interest.

              1G.      CASHLESS EXERCISE. As an alternative to exercise of
this Warrant by payment in cash (or by certified or official bank check) as provided above in Section 1A, the Holder may exercise its right to purchase some or all of the shares of Common Stock pursuant to this Warrant, on a net basis without the exchange of any funds (a "CASHLESS EXERCISE"), such that the Holder receives that number of shares of Common Stock subscribed to pursuant to this Warrant minus that number of shares of Common Stock, valued at Market Price, at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for such shares of Common Stock.

              1H.      REPRESENTATION LETTERS; AUDIT RIGHTS.

              (a) Upon the request of the Holder from time to time, the Company shall cause its independent auditors to prepare and deliver a representation letter to the Holder specifying the License Revenue paid from and after the Initial Date to the last day of the immediately preceding quarter. The Company will be required to deliver no more than one such representation letter with respect to any calendar year.

              (b) The Company shall provide auditors or other representatives designated by the Holder with reasonable access during normal business hours to audit the Company's records evidencing the amount of License Revenue paid. Such audits may be carried out only after the Holder has provided the Company at least 30 days' prior written notice. Any such audits shall be conducted in a manner that will minimize the inconvenience to the Company's business and operations and that will maintain the confidentiality of the Company's records. Any auditors and other representatives of the Holder will execute and deliver such reasonable and customary confidentiality and non-disclosure agreements and adhere to such other customary confidentiality and security requirements as the Company may reasonably request in connection with such audits. The Company shall cooperate with and assist such auditors and representatives of the

         Holder in connection with such audits. The parties will use reasonable efforts to minimize the number of audits to be conducted in any calendar year. Subject to paragraph (c) below, if more that one such audit is conducted in any calendar year, the Holder shall reimburse the Company for any out-of-pocket costs and expenses incurred in connection therewith.

              (c) If it is determined as a result of any such audit that there has been an underrepresentation by the Company of the License Revenues for any calendar year in an amount equal to 5% or more of the total amounts that were represented to have been paid for such year, then the Company shall reimburse the Holder for any reasonable, out-of-pocket costs and expenses incurred by the Holder to conduct such audit.

         2. PROTECTION AGAINST DILUTION OR OTHER IMPAIRMENT OF RIGHTS; ADJUSTMENT OF EXERCISE PRICE.

              2A.      ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case
the Company, at any time or from time to time after June 12, 2000 (the "INITIAL DATE"), shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2C or 2D) without consideration or for a consideration per share (determined pursuant to Section 2E) less than the Market Price in effect on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 2H, the Exercise Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest
 .001 of a cent) determined by multiplying such Exercise Price by a fraction,

              (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale of Additional Shares of Common Stock plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Market Price, and

              (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale of Additional Shares of Common Stock,

PROVIDED that, for the purposes of this Section 2A, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 2C or 2D, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

              2B.      EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. In case the
Company at any time or from time to time after the Initial Date shall declare, order, pay or make a dividend or other distribution in respect of Common Stock or Other Securities (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement and any redemption or acquisition of any such stock or Options on the Common Stock), other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or (b) a regular periodic dividend (if the Board of Directors of the Company shall determine to commence the declaration and payment of regular periodic dividends) payable in cash, then, and in each such case, the Company shall pay to the Holder, on the date such dividend or other distribution is paid to the holders of Common Stock, the securities and other property (including cash) which the Holder would have received if the Holder had exercised this Warrant immediately prior to the record date fixed in connection with such dividend or other distribution.

              2C.      TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES.

              (a) Subject to the provisions of subparagraphs (b), (c), and (d) below, in case the Company, at any time or from time to time after the date hereof, issues, sells, grants or assumes, or fixes a record date for the determination of Holders of any class of securities entitled to receive, any Options (other than Management Stock Options) or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), will be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date.

              (b) Additional Shares of Common Stock will not be deemed to have been issued under subparagraph (a) if the consideration per share (determined pursuant to section 2E) of such shares is equal to or greater than the Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date.

              (c) Whenever Additional Shares of Common Stock are deemed to be issued under subparagraph (a) above:

                   (i) if an adjustment of the Exercise Price is made under subparagraph (a) upon the fixing of a record date, no further adjustment of the Exercise Price shall be made under this Warrant as a result of the subsequent issue or sale of any of the Options or Convertible Securities that were covered by the fixing of such record date;

                   (ii) once an adjustment is made to the Exercise Price for the issue of Options or Convertible Securities, no further adjustment of the Exercise Price shall be made under this Warrant upon the exercise of the Options or the conversion or exchange of the Convertible Securities; and

                   (iii)    once an adjustment is made to the Exercise
              Price for the issue of Options or Convertible Securities, and there is a later change either in the consideration payable to the Company upon the exercise of rights relative to the Options or the Convertible Securities, or in the number of Additional Shares of

              Common Stock issuable upon the exercise, conversion or exchange of the Options or Convertible Securities, then the Exercise Price computed upon the original issue, sale, grant or assumption thereof (together with subsequent adjustments made thereto) will be recomputed (up or down) to reflect such change.

              (d) To the extent the Exercise Price is adjusted under subparagraph (a) above for the issue of Options or Convertible Securities, and some or all of the rights to the Options or Convertible Securities expire without having been exercised, then the Exercise Price computed upon the original issue, sale, grant or assumption of the Options or Convertible Securities (together with subsequent adjustments made thereto), shall, be recomputed as if:

                       (i) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued or sold under subparagraph (a) were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) with respect to such Options, an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company to purchase or cancel any such Options which were not exercised or otherwise cause or induce the Holder thereof to refrain from exercising its rights thereunder, or (y) with respect to such Convertible Securities, an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by the Company to purchase or cancel any such Convertible Securities or otherwise cause or induce the holder thereof to refrain from exercising its rights thereunder, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the Fair Value of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Common Stock; and

                   (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus
              (y) the consideration deemed to have been received by the Company (pursuant to section 2E) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company to purchase or cancel any such Options which were not exercised or otherwise cause or induce the holder thereof to refrain from exercising its rights thereunder; and

              (e)      no recomputation pursuant to subsection (c)(iii) or
         (d) above shall have the effect of increasing the Exercise Price then in effect by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

              2D.      TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In
case the Company, at any time or from time to time after the Initial Date, shall declare or pay any dividend or other distribution on any class of securities of the Company payable in shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend or other distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or other distribution, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

              2E.      COMPUTATION OF CONSIDERATION. For the purposes of this
Warrant:

              (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, regardless of the accounting treatment of such consideration,

                       (i) insofar as it consists of cash, shall be the amount of cash received by the Company; and

                       (ii) insofar as it consists of securities or other property, shall be deemed as the Fair Value of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Common Stock and the Market Price thereof is less than the Fair Value of such consideration, then such consideration shall be computed as the Market Price of such Additional Shares of Common Stock), as of the Business Day immediately preceding the date of issue, sale, grant or assumption, without deducting any expenses paid or incurred by the Company, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or other Persons performing similar services and any accrued interest or dividends in connection with such issue or sale; and

              (b) in case Additional Shares of Common Stock are issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clause (i) above, allocable to such Additional Shares of Common Stock or Options or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors or the Company.

              (c) All Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

              (d) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to Section 2C, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                       (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, PLUS the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (a), by

                       (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

              2F.      ADJUSTMENTS FOR COMBINATIONS, ETC. In case the
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

              2G.      DILUTION IN CASE OF OTHER SECURITIES. If any Other
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 2I) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute any rights granted by this Warrant on a basis to which the standards established in the other provisions of this Warrant do not apply, the computations, adjustments and readjustments provided for in this Warrant with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the Holder against the effect of such dilution.

              2H. MINIMUM ADJUSTMENT OF EXERCISE PRICE. If the amount of any adjustment of the Exercise Price required hereunder would be less than 1% of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of such Exercise Price; PROVIDED, HOWEVER, that upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest .001 of a cent.

              2I.      CHANGES IN COMMON STOCK.

              (a) In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing or (once the Common Stock is publicly traded) in which the Common Stock ceases to be a publicly traded security either listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system (each such transaction being herein called the "TRANSACTION"), this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, shares of the Acquirer's Common Stock at an Exercise Price per share equal to the Exercise Price in effect immediately prior to the Consummation Date, multiplied by a fraction the numerator of which is the Market Price per share of the Acquirer's Common Stock determined as of the Consummation Date and the denominator of which is the Market Price per share of the Common Stock determined as of the Consummation Date.

              (b) Lawful and adequate provisions (in form and substance reasonably satisfactory to the Holder and with similar anti-dilution provisions to those contained herein) shall be made such that the Holder, upon the exercise any time on or after the Consummation Date, shall receive shares of the Acquirer's Common Stock as described above, and such opinions of counsel as are reasonably requested by the Holder relating to the same shall be delivered to the Holder.

              2J.      CERTAIN ISSUES EXCEPTED. Notwithstanding anything
herein to the contrary, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance of (i) shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement, dated as of June 8, 2000, between the Company and the Investors named therein, (ii) this Warrant pursuant to the Warrant Issuance Agreement,
(iii) shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of this Warrant, (iv) Management Stock Options or shares of Common Stock issuable upon exercise of Management Stock Options, (v) shares of Common Stock, or rights, options or warrants exercisable therefor, issued upon authorization of the Board of Directors of the Company to financial institutions or lessors in connection with bona fide commercial credit arrangements, equipment financing or similar arrangements entered into by the Company, or (vi) the Existing Warrants or shares of Common Stock issuable upon exercise of the Existing Warrants. In addition, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance, after the consummation of a Qualified Public Offering, of (i) shares of Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting authorized by the Board of Directors of the Company, (ii) shares of Common Stock issued in a bona fide private placement, authorized by the Board of Directors of the Company, through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current Market Price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors of the Company and described in a resolution of the Board of Directors provided to the Holder, shall exceed 20% of the then current Market Price), or (iii) subject to Section 2I above, shares of Common Stock issued upon consummation of a merger of another Person with and into the Company (provided that the Company shall be the surviving entity of such merger and the Company or its stockholders maintain at least 51% of the voting power of the successor entity) to stockholders of the Person that merges with and into the Company in proportion to the stock holdings of such stockholders in such Person immediately prior to such merger.

              2K.      NOTICE OF ADJUSTMENT. Upon the occurrence of any event
requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the Holder an Officer's Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the Holder, the Company will obtain and deliver to the Holder the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors, which opinion shall confirm the statements in the most recent Officer's Certificate delivered under this Section 2K.

              2L.      OTHER NOTICES. In case at any time:

              (a) the Company shall declare to the holders of Common Stock any dividend other than a regular periodic cash dividend or any periodic cash dividend in excess of 115% of the cash dividend for the comparable fiscal period in the immediately preceding fiscal year;

              (b) the Company shall declare or pay any dividend upon Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the Holders of Common Stock;

              (c) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or other rights;

              (d) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity;

              (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

              (f) there shall be made any tender offer for any shares of capital stock of the Company; or

              (g)      there shall be any other Transaction;

then, in any one or more of such cases, the Company shall give to the Holder
(i) at least 15 days prior to any event referred to in subsection (a) or (b) above, at least 30 days prior to any event referred to in subsection (c), (d) or (e) above, and within five days after it has knowledge of any pending tender offer or other Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
(ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security Holders, if either is required.

              2M.      CERTAIN EVENTS. If any event occurs as to which, in
the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the Holder. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; PROVIDED, HOWEVER, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant. The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

              2N.      PROHIBITION OF CERTAIN ACTIONS. The Company will not,
by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder to protect the exercise privilege of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant to an amount that is greater than the Exercise Price then in effect, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and
(iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities issuable after the action upon the exercise, in whole, of this Warrant would exceed the total number of shares of Common Stock or Other Securities then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         3. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of the authorized Common Stock, solely for the purpose of issue upon the exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the Holder with respect to this Warrant being exercised in respect of gains thereon). The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock may be listed.

         4. LISTING OF COMMON STOCK. If the Common Stock is listed on any national securities exchange or quoted by the Nasdaq National Market or any successor thereto or any comparable system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or quoting by the Nasdaq National Market or such successor thereto or comparable system, upon official notice of issuance, the shares of Common Stock issuable upon exercise of this Warrant and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted; and the Company will also cause to be so listed or quoted, will register under the Exchange Act and will maintain such listing or quoting of, any Other Securities that at any time are issuable upon exercise of this Warrant, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         5. ISSUE TAX. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereto.

         6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of such Warrant in accordance with the terms hereof.

         7. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company, except as expressly provided herein. No provision of this Warrant, in the absence of the actual exercise of this Warrant and receipt by the Holder of Common Stock issuable upon such conversion, shall give rise to any liability on the part of the Holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

         8.   RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 8, (i) each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8, (ii) each certificate for Original Common Stock (or Other Securities) issued upon the exercise of any Warrant, and (iii) each certificate issued upon the direct or indirect transfer of any such Original Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (ii) sold pursuant to Rule 144 or any comparable rule under the Securities Act, (iii) transferred to a limited number of "qualified institutional buyers" (as such term is defined in Rule 144A under the Securities Act), each of which shall have represented in writing that it is acquiring such Restricted Securities for investment and not with a view to the disposition thereof, or (iv) when, in the opinion of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to ensure compliance with the Securities Act.

         9. AVAILABILITY OF INFORMATION. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish or make available to the Holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

         10. INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the Holder, provide or make available to the Holder, and any qualified institutional buyer designated by the Holder, such financial and other information as the Holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of this Warrant, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 10, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         11. REGISTRATION RIGHTS AGREEMENT. The Holder and the holders of any securities issued or issuable upon the exercise hereof are each entitled to the benefits of the Registration Rights Agreement.

         12.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANT.

              12A.     OWNERSHIP OF WARRANT. Except as otherwise required by
law, the Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary except that, if and when this Warrant is properly assigned in blank, the Company, in its discretion, may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes, notwithstanding any notice to the Company to the contrary. Subject to Section 8, this Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

              12B.     TRANSFER AND EXCHANGE OF WARRANT. Upon the surrender
of this Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Common Stock called for on the face or faces of the Warrant so surrendered.

              12C.     REPLACEMENT OF WARRANT. Upon receipt of evidence
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         13. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

              "ACQUIRER'S COMMON STOCK" shall mean, with respect to any Transaction, the common stock (or equivalent equity interest) of the Acquiring Company.

              "ACQUIRING COMPANY" shall mean, with respect to any Transaction, (a) the Company if the Transaction is a recapitalization of the Common Stock of the Company or if the Company otherwise retains substantially all of its assets and survives as a corporation, or (b) in any other case, the entity for whose stock, noncorporate interests or other property (including cash or any combination of any of the foregoing) the previously outstanding Common Stock of the Company is sold, converted, or otherwise exchanged; PROVIDED, HOWEVER, if such entity is not a Publicly Traded Company and a Parent of such entity is a Publicly Traded Company, the term "Acquiring Company" shall mean such Parent.

              "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2C or 2D deemed to be issued) by the Company after the Initial Date, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock issued upon the exercise or partial exercise of this Warrant.

              "ALLIANCE AGREEMENT" shall mean the Global Alliance Agreement, dated March 31, 2000, between the Company and Andersen Consulting LLP.

              "APPLICABLE FULLY DILUTED NUMBER" shall mean 10.00% of the number of shares of Common Stock of the Company, as calculated on a fully diluted basis (including, without limitation, after taking into account (i) the conversion or exchange of all Convertible Securities and (ii) the exercise of all Options).

              "BUSINESS DAY" shall mean any day on which banks are open for business in Minneapolis (other than a Saturday, a Sunday or a legal holiday in the State of Minnesota), provided that any reference to "days" (unless Business Days are specified) shall mean calendar days.

              "CASHLESS EXERCISE" shall have the meaning specified in
Section 1G.

              "CERTIFICATE OF DESIGNATION" shall mean the Certificate of Amendment to Certificate of Designation of Rights and Preferences of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company, as filed with the Secretary of State of the State of Delaware.

              "COMMISSION" shall mean the Securities and Exchange Commission or any successor federal agency having similar powers.

              "COMMON STOCK" shall mean the Original Common Stock, any stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

              "COMPANY" shall have the meaning specified in the preamble hereof.

              "CONSUMMATION DATE" shall mean the date of consummation of the Transaction.

              "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              "EXERCISE DATE" shall have the meaning specified in Section 1A.

              "EXERCISE PRICE" shall have the meaning specified in Section 1A.

              "EXISTING WARRANTS" shall mean (a) that certain warrant of the Company, dated as of June 8, 2000, issued to Dyadic Systems Limited and representing the right to purchase 12,500 shares of Common Stock at $4.00 per share, (b) that certain warrant of the Company, dated March 30, 2000, issued to Data Sales Company and representing the right to purchase 5,674 shares of Common Stock at $5.86 per share and (c) that certain warrant of the Company, dated March 30, 2000, issued to Data Sales Company and representing the right to purchase 4,266 shares of Common Stock at $5.86 per share.

              "FAIR VALUE" shall mean with respect to any securities or other property, the fair market value thereof, as of a date within five days of the date as of which the determination is to be made, determined in good faith by the Board of Directors of the Company. If the Holder in good faith disputes such determination of fair market value as determined by the Board of Directors of the Company, a valuation appraisal shall be conducted by an independent appraiser mutually agreeable to the Company and the Holder, at the expense of the Holder. The fair market value of such securities or other property as determined by the independent appraiser shall be deemed the Fair Value thereof for purposes of this Warrant. Notwithstanding the foregoing, if the valuation appraisal exceeds the fair market value as determined by the Board of Directors by 10% or more, then the Company shall reimburse the Holder for the cost of the valuation appraisal.

              "HOLDER" shall have the meaning specified in the preamble hereof.

              "INITIAL DATE" shall have the meaning specified in Section 2A.

              "LICENSE REVENUE" shall mean all license, access, or other amounts paid, after the Initial Date, to the Company or any of its affiliates in connection with any agreement or arrangement (i) under which the Company or any of its affiliates licenses or grants access to any version or release of any of the software products of the Company or any of its affiliates and
(ii) with respect to which Andersen Consulting LLP, or any of its affiliates, either pursuant to the Alliance Agreement or otherwise, has generated the sales lead or actively participated in the joint marketing activities with respect to the applicable customer. Notwithstanding the foregoing, the following amounts paid to the Company or any of its affiliates with respect to the foregoing shall be excluded from the calculation of License Revenue:
(i) all fees paid as consideration for software product installation, implementation, maintenance or support services, (ii) any amounts paid as reimbursement of expenses, (iii) the amount of any refund, credit or other rebate with respect to amounts previously included in the calculation of License Revenue, and (iv) any sales, use, withholding, excise, value-added, services, consumption, invoicing, transfer or other transaction-specific taxes with respect to the grant of such license or access.

              "MANAGEMENT STOCK OPTIONS" shall mean options to purchase (including, without limitation, by means of a cashless exercise) shares of Common Stock, which options must be granted by the Board of Directors of the Company.

              "MARKET PRICE" shall mean on any date specified herein, (a) with respect to Common Stock or to common stock (or equivalent equity interests) of a Person, the amount per share equal to (i) the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange, the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date, in each case or, if no such sale takes place on such date, the average of the reported closing bid and asked prices thereof on such date as quoted in the Nasdaq National Market or, if no shares of Common Stock or no shares of such common stock (or equivalent equity interest), as the case may be, are then quoted in the Nasdaq National Market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange or quoted or published in the over-the-counter market, the Fair Value thereof, provided that if this Warrant is being exercised within 30 days following the consummation of a Qualified Public Offering, the Fair Value will be the initial "Price to Public" of one share of such Common Stock in the final prospectus with respect thereto; and (b) with respect to any other securities, the Fair Value thereof.

              "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by its President or its Chief Financial Officer.

              "OPTIONS" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

              "ORIGINAL COMMON STOCK" shall have the meaning specified in the preamble hereof.

              "OTHER SECURITIES" shall mean any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2I or otherwise.

              "PARENT" shall mean, with respect to any Transaction, a corporation which directly or indirectly controls the Person entering into such Transaction with the Company.

              "PERSON" shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

              "PREFERRED SHARES" shall mean shares of the Company's Series A Preferred Stock, par value $0.01 per share, Series B Preferred Stock, par value $0.01 per share, Series C Preferred Stock, par value $0.01 per share, and Series D Preferred Stock, par value $0.01 per share.

              "PUBLICLY TRADED COMPANY" shall mean, with respect to any Transaction, a corporation organized under the laws of any State of the United States of America that satisfies the following requirements:

              (a)      its common stock is listed on the New York Stock
         Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system, and such common stock will continue to meet such requirements for such listing or quotation after the Consummation Date;

              (b) it is required to file, and in each of its three fiscal years immediately preceding the Consummation Date has filed, reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and

              (c) in the case of a Parent, such Parent is required to include the Person entering into such Transaction with the Company in the consolidated financial statements contained in the Parent's Annual Report on Form 10-K as filed with the Commission and is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

              "QUALIFIED PUBLIC OFFERING" shall mean the consummation of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock for the account of the Company on a firm commitment basis in which the aggregate gross proceeds received by the Company at the public offering price equals or exceeds $20 million and the public offering price equals or exceeds $9.00 per share of Common Stock (appropriately adjusted for subdivisions and combinations of Common Stock and dividends on Common Stock payable in shares of Common Stock).

              "REGISTRATION RIGHTS AGREEMENT" shall mean the Second Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other parties thereto.

              "RESTRICTED SECURITIES" shall mean (a) this Warrant bearing the applicable legend set forth in Section 8 and (b) any shares of Original Common Stock (or Other Securities) which have been issued upon the exercise of this Warrant and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (c) unless the context otherwise requires, any shares of Original Common Stock (or other Securities) which are at the time issuable upon the exercise of this Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

              "SERIES D CONVERSION PRICE" shall have the meaning specified in the Certificate of Designation.

              "SERIES D PREFERRED STOCK" shall mean the Series D Preferred Stock, $.01 par value, of the Company.

              "TRANSACTION" shall have the meaning specified in Section 2I.

              "UNADJUSTED FULLY DILUTED NUMBER" shall have the meaning specified in the preamble hereof.

              "WARRANT" shall have the meaning specified in the preamble hereof.

              "WARRANT ISSUANCE AGREEMENT" shall have the meaning specified in the preamble hereof.

         14. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. NOTICES. All notices and other communications under this Warrant shall be in writing and shall be sent by nationwide overnight delivery, addressed (a) if to the Holder or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or
(b) if to the Company, at 2051 Killebrew Drive, Suite 400, Minneapolis, Minnesota 55425, Attention: President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to such holder; PROVIDED, HOWEVER, that any such communication to the Company may also, at the option of the Holder, be either delivered to the Company at its address set forth above or to any officer of the Company; and PROVIDED, FURTHER, that the exercise of any Warrant shall be effected only in the manner provided in Section 1.

         16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant shall inure to the benefit of and be enforceable by any Holder or Holders at the time of any Common Stock (or Other Securities) issued upon the exercise of this Warrant, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                                  ADAYTUM SOFTWARE, INC.

                                     By:    /S/  J. D. G. Haddleton
                                        ---------------------------------------
                                        Name:     John David Guy Haddleton
                                             ----------------------------------
                                        Title:    CEO
                                              ---------------------------------

                              FORM OF SUBSCRIPTION
                 (To be executed only upon exercise of Warrant)

To ADAYTUM SOFTWARE, INC.

                  The undersigned registered holder of this Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____(1) shares of Original Common Stock of ADAYTUM SOFTWARE, INC., [and herewith makes payment of $_______________ therefor](2) [in a Cashless Exercise pursuant to
Section 1F of this Warrant],(3) and requests that the certificates for such shares be issued in the name of, and delivered to _________________________ whose address is _____________________________.


Dated:_______________________

                                    ____________________________________________
                                    (Signature must conform in all respects to name of Holder as specified on the face of this Warrant)


                                    ____________________________________________
                                                 (Street Address)


                                    ____________________________________________
                                    (City)           (State)          (Zip Code)





------------------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

(2) Use in connection with an exercise involving a delivery of funds to the Company.

(3)  Use in connection with a Cashless Exercise.

                               FORM OF ASSIGNMENT
                 (To be executed only upon transfer of Warrant)

         For value received, the undersigned registered Holder of this Warrant hereby sells, assigns and transfers unto _________________________ the right represented by this Warrant to purchase _________________________(1) shares of Original Common Stock of ADAYTUM SOFTWARE, INC., to which this Warrant relates, and appoints _________________________ Attorney to make such transfer on the books of ADAYTUM SOFTWARE, INC., maintained for such purpose, with full power of substitution in the premises.


Dated:_______________________

                                    ____________________________________________
                                    (Signature must conform in all respects to name of Holder as specified on the face of this Warrant)


                                    ____________________________________________
                                                 (Street Address)


                                    ____________________________________________
                                    (City)           (State)          (Zip Code)


Signed in the presence of:

_____________________________




--------------------
(1) Insert here the number of shares on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered, representing the portion of this Warrant not being assigned, to the holder assigning the same.